SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 5, 2004
                                                         ----------------

                               Clarus Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)

        Delaware                      0-24277                      58-1972600
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(State or other jurisdiction   (Commission File Number) (IRS Employer Identification No.)
of incorporation)

One Landmark Square, 22nd Floor, Stamford Connecticut                        06901
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         (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (203) 428-2000
                                                    --------------

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02    Results of Operations and Financial Condition
             ---------------------------------------------

On November 5, 2004, the Registrant issued an earnings press release announcing financial results for the third quarter ended September 30, 2004. A copy of the earnings press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information furnished herein, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits
              ----------------------------------

         (c) Exhibits.

Exhibit 99.1 Press Release dated November 5, 2004 with respect to the Registrant's financial results for the third quarter ended September 30, 2004 (furnished only).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2004

CLARUS CORPORATION

By: /s/ Nigel P. Ekern
    -----------------------------------
        Nigel P. Ekern,
        Chief Administrative Officer


By:  /s/ Susan Luckfield
    ----------------------------------
         Susan Luckfield,
         Controller


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                                  EXHIBIT INDEX

   Number                     Exhibit
   ------                     -------

   Exhibit 99.1               Press Release dated November 5, 2004